UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2022

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

751 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2022, Prudential Financial, Inc. (the “Company”) announced the following changes in its executive leadership team.

•

Scott G. Sleyster, the Company’s current Executive Vice President and Head of International Businesses, notified the Company on October 26, 2022, of his intent to retire from the Company on April 28, 2023.

•

Andrew F. Sullivan, the Company’s current Executive Vice President and Head of U.S. Businesses, has been appointed Executive Vice President, Head of International Businesses and PGIM, effective January 1, 2023, on which date Mr. Sleyster will transfer his functional management responsibilities to Mr. Sullivan.

•

Caroline A. Feeney, the Company’s current Senior Vice President and Chief Executive Officer of the U.S. Insurance and Retirement Businesses, has been appointed Executive Vice President and Head of U.S. Businesses, effective January 1, 2023, on which date Mr. Sullivan will transfer his current functional management responsibilities, except with respect to PGIM, to Ms. Feeney.

In connection with these changes, effective January 1, 2023 (i) Mr. Sullivan’s salary will be increased to $750,000 per year (ii) his target annual incentive for 2023 will be set at $2,250,000 and (iii) his February 2023 target long-term incentive will be set at $5,000,000, for a target total compensation of $8,000,000.

Following his retirement, Mr. Sleyster will be entitled to receive retirement benefits as described in the Company’s 2022 Proxy Statement.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s news release relating to today’s announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	News release of Prudential Financial, Inc. (furnished and not filed)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2022

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian P. Spitser
Name:	Brian P. Spitser
Title:	Vice President and Assistant Secretary